UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS
             On April 11, 2014, Cascade Bancorp, an Oregon corporation (“Cascade”), received notice of non-objection from the Federal Reserve Bank of San Francisco (the "Federal Reserve Bank"), acting on delegated authority from the Board of Governors of the Federal Reserve System, to consummate the merger with Home Federal Bancorp, Inc., a Maryland corporation (“Home,” and such merger, the “Merger”), pursuant to the Agreement and Plan of Merger between Cascade and Home, dated as of October 23, 2013 (the “Merger Agreement”), and to thereby acquire Home Federal Bank, a wholly owned subsidiary of Home. The Federal Reserve Bank also waived the filing of a formal application by Cascade for the Merger.

On February 20, 2014, Cascade received regulatory approval from the Federal Deposit Insurance Corporation for Bank of the Cascades, wholly owned subsidiary of Cascade, to merge with Home Federal Bank, with Bank of the Cascades continuing as the surviving entity (the “Bank Merger”).

As Cascade and Bank of the Cascades also received the necessary regulatory approvals for the Merger and the Bank Merger from the Oregon Department of Consumer and Business Services, Division of Finance and Corporate Securities, as well as the Idaho Department of Finance, all regulatory approvals and non-objections required to be obtained prior to the completion of the Merger have now been obtained.

Completion of the Merger remains subject to approval of Home’s shareholders and Cascade’s shareholders, as well as the satisfaction of other customary closing conditions. Assuming such approvals are received and conditions are satisfied, Cascade expects to complete the Merger in May 2014.

Forward Looking Statements

The information presented herein contains forward-looking statements about Cascade Bancorp’s plans and anticipated results of operations and financial condition. These statements include, but are not limited to, our plans, objectives, expectations, and intentions and are not statements of historical fact. When used in this report, the word "expects," "believes," "anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain risks and uncertainties and Cascade Bancorp’s success in managing such risks and uncertainties could cause actual results to differ materially from those projected. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite Cascade and Home shareholder approvals; (ii) the risk that a governmental or regulatory approval, consent, non-objection or waiver required for the merger is withdrawn or modified adversely to Cascade or Home; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) general worldwide economic conditions and related uncertainties; (vi) liquidity risk affecting Cascade’s ability to meet its obligations when they come due; (vii) excessive loan losses; (viii) the effect of changes in governmental regulations; and (ix) other factors Cascade discusses or refers to in the “Risk Factors” section of Cascade’s most recent Annual Report on Form 10-K filed with Securities and Exchange Commission (the “SEC”) on March 31, 2014. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus (registration statement number 333-192865) that was filed with the SEC on April 11, 2014 in connection with the merger. The joint proxy statement/prospectus is part of a registration statement that was declared effective by the SEC on April 11, 2014. Additional risks and uncertainties are identified and discussed in Cascade’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this release. Cascade undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof. Readers should carefully review all disclosures filed by Cascade from time to time with the SEC.

Participants in the Solicitation

Cascade, Home and their respective directors and executive officers may be soliciting proxies from Cascade and Home shareholders in favor of the proposed merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cascade and Home shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed with the SEC on April 11, 2014. You can find information about Home’s directors and executive officers in Home’s definitive proxy statement filed with the SEC on April 19, 2013. Additional information about Cascade’s directors and executive officers and Home’s directors and executive officers can also be found in the above-referenced joint proxy statement/prospectus filed with the SEC on April 11, 2014. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You can obtain free copies of these documents from Cascade and Home using the contact information below.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger between Cascade and Home, Cascade has filed with the SEC a joint proxy statement/prospectus (registration statement number 333-192865), which will be delivered to Cascade’s and Home’s respective shareholders. Cascade urges investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information about the proposed merger. You may obtain copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Cascade’s website (www.botc.com) under the heading “About Us” and then under the heading “Investor Relations” and then under the heading “Investor Information” and then under the tab “SEC Filings;” (ii) Cascade upon written request to Cascade Bancorp, Attn: Investor Relations, 1100 North West Wall Street, P.O. Box 369, Bend, Oregon 97701; (iii) Home’s website (www.myhomefed.com/ir) under the heading “Investor Relations” and then under the heading “SEC Filings;” or (iv) Home upon written request to Home Federal Bancorp, Inc., Attn: Eric Nadeau, 500 12th Avenue South, Nampa, Idaho 83651.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
EVP/Chief Financial Officer

Date:    April 16, 2014